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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-8220

ING Variable Products Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2012 to December 31, 2012

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2012

Classes ADV, I, S and S2

ING Variable Products Trust

■	ING International Value Portfolio
■	ING MidCap Opportunities Portfolio
■	ING SmallCap Opportunities Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Summary Portfolios of Investments	30
Tax Information	39
Trustee and Officer Information	40
Advisory Contract Approval Discussion	44

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s

ING INTERNATIONAL VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2012 (as a percentage of net assets)
United Kingdom	21.6%
Japan	20.2%
France	11.2%
Germany	9.4%
Netherlands	7.9%
Switzerland	5.8%
Italy	4.8%
Hong Kong	4.0%
Singapore	3.1%
United States	1.8%
Countries between 0.6%–1.4%ˆ	9.3%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 10 countries, which each represents 0.6%–1.4% of net assets.
Portfolio holdings are subject to change daily.

ING International Value Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Martin Jansen, Portfolio Manager, Joseph Vultaggio, Assistant Portfolio Manager and David Rabinowitz, Senior Sector Analyst, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 19.23% compared to the MSCI EAFE® Index, which returned 17.32% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark due to strong security selection, particularly in the industrial, financial, energy and information technology sectors. Security selection in consumer staples and telecommunication services detracted from relative results. Sector allocation detracted from results. The negative impact of an overweight in a relatively weak energy sector as well as an overweight in information technology was partially offset by an overweight in financials, which performed well. From a regional perspective, strong selection in Europe contributed the most to performance. In contrast, stock selection in developed Asia detracted from results.

Among the top individual contributors to performance were Swedbank AB, Legal & General Group PLC, and Accor S.A. Swedbank, a Swedish bank, benefited from strong business trends in Sweden. We sold the position. Legal & General Group, a life insurer based in the United Kingdom, experienced solid business trends and an improved capital position. Accor, a hotel operator based in France, benefited by moving to a capital light model. We sold the position.

Among the worst detractors from performance were Iluka Resources Ltd., Vodafone Group PLC and Tokyo Electron Ltd. Iluka, an Australian miner of mineral sands, was hurt by a sharper than expected slowdown in Chinese housing construction. Vodafone Group, a wireless telecommunications provider based in the UK, was under pressure due to deteriorating trends in its core markets. Tokyo Electron, a manufacturer of semiconductor production equipment, saw its prospects diminish due to pressure in the semiconductor space and the yen.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Royal Dutch Shell PLC — Class A	3.3%
Roche Holding AG — Genusschein	2.8%
BHP Billiton PLC	2.5%
Vodafone Group PLC	2.5%
Siemens AG	2.4%
Rio Tinto PLC	2.4%
HSBC Holdings PLC	2.2%
Sumitomo Mitsui Financial Group, Inc.	2.0%
Barclays PLC	1.9%
Sanofi-Aventis SA	1.8%
Portfolio holdings are subject to change daily.

During the reporting period, we reduced our emerging market and European exposure, favoring stocks in developed Asia and Japan. We also increased the number of holdings in the Portfolio to help improve its risk/reward ratio.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions, and it is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. We believe U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE PORTFOLIO

Average Annual Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	18.64%	(5.87)%	—	(3.01)%		—
Class I	19.23%	(5.43)%	6.37%	—		—
Class S	18.90%	(5.52)%	6.15%	—		—
Class S2	18.67%	—	—	—		13.36%
MSCI EAFE® Index	17.32%	(3.69)%	8.21%	(1.36	)%(1)	16.71%	(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from January 1, 2007.

(2)	Since inception performance for the index is shown from March 1, 2009.

Prior to July 1, 2002, the portfolio was sub-advised by a different sub-adviser.

ING MIDCAP OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Consumer Discretionary	25.6%
Industrials	16.6%
Information Technology	15.8%
Health Care	14.0%
Financials	8.0%
Energy	6.3%
Consumer Staples	6.1%
Materials	4.6%
Telecommunication Services	1.7%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Jeff Bianchi, Mike Pytosh and Kristin Manning, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 14.20% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 15.81% and 17.28%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Portfolio underperformed the Russell Midcap® Growth Index due to negative security selection and sector allocation effects. Security selection in the consumer discretionary, industrials sectors and telecommunications services contributed to results. These contributions were more than offset, however, by the most significant detractors, which included security selection among healthcare, information technology, energy and consumer staples companies; and the Portfolio’s operating cash position.

Top contributors included overweights of Michael Kors Holdings Ltd, SBA Communications Corp. and Seagate Technology Inc. Apparel company Michael Kors outperformed the market after the company’s same-store sales, licensing revenues and operating margins strongly exceeded expectations in 2012, and the company raised FY 2013 guidance by over 100%; the company is rapidly gaining market share of the high-end women’s handbag market. SBA Communications benefited from the rollout of 4G wireless networks by carriers, which resulted in increased demand for wireless data services and greater need for tower services. In addition, the acquisition of TowerCo LLC’s tower site assets was accretive. Shares of enterprise-storage firm Seagate Technology outperformed based on positive earnings revisions due to better supply-demand conditions and higher pricing, improved long-term profitability due to industry consolidation and $2 billion in dividends and share repurchases.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Intuit, Inc.	2.2%
Delphi Automotive PLC	2.2%
Discovery Communications, Inc. — Class A	2.1%
Roper Industries, Inc.	2.0%
NetApp, Inc.	2.0%
Coca-Cola Enterprises, Inc.	2.0%
Cameron International Corp.	2.0%
Autodesk, Inc.	1.9%
Whole Foods Market, Inc.	1.9%
Eastman Chemical Co.	1.9%
Portfolio holdings are subject to change daily.

The biggest detractors for the period included overweight positions in International Game Technology, Allegheny Technologies Inc. and Regeneron Pharmaceuticals Inc. International Game Technology missed consensus earnings expectations in the third quarter as the result of gaming operations (participation slots) which came in significantly lower than expected. Investors also were concerned about increased competition in the slot machine market, which might threaten the company’s market share. Allegheny Technologies is a specialty metals and components supplier. Its shares underperformed after disappointing earnings results for the third straight quarter. The earnings miss was driven by the impact of global economic weakness on customers’ inventory management and on overall demand for the company’s products. Our underweight position in biopharmaceutical company Regeneron detracted from performance. Shares of the company performed well, particularly during the first half of 2012, on strong sales of EYLEA, a product that treats age-related macular degeneration. As a result, earnings expectations for the company nearly quadrupled.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions, and it is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective April 30, 2012, Mike Pytosh and Kristin Manning were added as portfolio managers to the Portfolio and effective October 1, 2012, James Hasso was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING MIDCAP OPPORTUNITIES PORTFOLIO

Average Annual Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	13.61%	4.89%	—	7.99%		—
Class I	14.20%	5.50%	11.53%	—		—
Class S	13.92%	5.23%	11.29%	—		—
Class S2	13.79%	—	—	—		24.87%
Russell Midcap® Growth Index	15.81%	3.23%	10.32%	4.55%	(1)	25.44%	(2)
Russell Midcap® Index	17.28%	3.57%	10.65%	3.90%	(1)	26.17%	(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from January 1, 2007.

(2)	Since inception performance for the indices is shown from March 1, 2009.

ING SMALLCAP OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Information Technology	21.5%
Consumer Discretionary	18.1%
Health Care	18.1%
Industrials	16.6%
Financials	9.5%
Energy	6.0%
Materials	4.1%
Exchange-Traded Funds	2.1%
Consumer Staples	2.0%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Steve Salopek, James Hasso and Joseph Basset, CFA Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 15.18%, compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 14.59% and 16.35%, respectively, for the same period.

Portfolio Specifics: Small-cap growth stocks generally underperformed mid-cap growth and large-cap growth stocks in 2012, which returned 15.81% and 15.26% respectively for the period (as measured by the Russell Mid Cap Growth and Russell 1000 Growth indexes). Higher return on equity stocks held up better during the reporting period, and stocks with lower market risk (generally larger capitalization stocks) outperformed stocks with higher market risk (generally smaller capitalization stocks).

For the Russell 2000® Growth Index, the consumer durables sector was the strongest performer of the year, returning 25.18%. Real estate, industrial materials and capital goods also had strong performance, returning 22.61%, 21.33% and 21.31% respectively. Only two sectors posted negative returns for the period: energy, which declined by 7.35% and utilities, which declined by 2.68%.

The Portfolio outperformed the Russell 2000® Growth Index thanks to positive stock selection and asset allocation effects. Stock selection within consumer services contributed the most to performance over the period. Stock selection and an overweight position in the capital goods sector was also favorable to returns.

Stock selection within energy and was the largest detractor from results. Our underweight position in healthcare, combined with weak stock selection in the phama & biotech sector detracted from performance. Our cash position also detracted value.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
iShares Russell 2000 Growth Index Fund	2.1%
Aspen Technology, Inc.	1.3%
Acuity Brands, Inc.	1.2%
Parametric Technology Corp.	1.1%
Aruba Networks, Inc.	1.1%
Portfolio Recovery Associates, Inc.	1.1%
Life Time Fitness, Inc.	1.0%
Cooper Tire & Rubber Co.	1.0%
Healthsouth Corp.	1.0%
Semtech Corp.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The main individual contributors to performance were Smith & Wesson Holding Corp. and Cooper Tire & Rubber Co. Shares of Cooper Tire & Rubber, a manufacturer or tires and automobile parts, rose on better than expected third quarter earnings, which included several record performances for the company. With volumes and costs better than expected, we anticipate investors will raise expectations for the next few quarters.

The key detractors from performance were Bill Barrett Corp. and Swift Energy Co. Bill Barrett Corp., an independent exploration and production company focused on gas and oil, was the largest detractor from performance during the period. The stock experienced a large decline in the first half of the year for two main reasons. One, natural gas prices were under pressure due to oversupply of the commodity. Two, the company engaged in a large spending program to diversify its business and increase its exposure to oil and gas liquids. Investors displayed skepticism regarding the company’s efforts and the markets became impatient with the speed of the transitions and the additional capital expenditures they required. Swift Energy Co. is engaged in developing, exploring, acquiring, and operating oil and natural gas properties. Shares of Swift Energy declined on increasing concerns about its exploration and production costs exceeding current cash flows. Although investors claim they want growth, the perception is that Swift is taking on too much financial risk.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. The Portfolio’s positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies with strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Portfolio is well positioned as we think that investors will continue to focus on companies’ fundamentals due to the increased economic uncertainty.

*	Effective April 30, 2012, Joseph Basset was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING SMALLCAP OPPORTUNITIES PORTFOLIO

Average Annual Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV November 20, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	14.63%	—	—	24.57%		—
Class I	15.18%	5.71%	10.55%	—		—
Class S	14.95%	5.46%	10.30%	—		—
Class S2	14.79%	—	—	—		25.84%
Russell 2000® Growth Index	14.59%	3.49%	9.80%	19.01%	(1)	24.68%	(2)
Russell 2000® Index	16.35%	3.56%	9.72%	17.06%	(1)	24.29%	(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from December 1, 2008.

(2)	Since inception performance for the indices is shown from March 1, 2009.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING International Value Portfolio
Class ADV	$1,000.00	$1,142.70	1.50%	$8.08	$1,000.00	$1,017.60	1.50%	$7.61
Class I	1,000.00	1,145.60	1.00	5.39	1,000.00	1,020.11	1.00	5.08
Class S	1,000.00	1,143.90	1.20	6.47	1,000.00	1,019.10	1.20	6.09
Class S2	1,000.00	1,142.80	1.40	7.54	1,000.00	1,018.10	1.40	7.10
ING MidCap Opportunities Portfolio
Class ADV	$1,000.00	$1,049.60	1.34%	$6.90	$1,000.00	$1,018.40	1.34%	$6.80
Class I	1,000.00	1,052.20	0.84	4.33	1,000.00	1,020.91	0.84	4.27
Class S	1,000.00	1,050.70	1.09	5.62	1,000.00	1,019.66	1.09	5.53
Class S2	1,000.00	1,049.90	1.24	6.39	1,000.00	1,018.90	1.24	6.29
ING SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$1,051.90	1.41%	$7.27	$1,000.00	$1,018.05	1.41%	$7.15
Class I	1,000.00	1,055.00	0.91	4.70	1,000.00	1,020.56	0.91	4.62
Class S	1,000.00	1,053.70	1.16	5.99	1,000.00	1,019.30	1.16	5.89
Class S2	1,000.00	1,052.70	1.31	6.76	1,000.00	1,018.55	1.31	6.65

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING International Value Portfolio, ING MidCap Opportunities Portfolio, and ING SmallCap Opportunities Portfolio, each a series of ING Variable Products Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING International Value Portfolio, ING MidCap Opportunities Portfolio, and ING SmallCap Opportunities Portfolio as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 15, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING International Value Portfolio	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at fair value+*	$132,343,456	$1,124,459,113	$217,926,645
Short-term investments at fair value**	1,592,618	25,701,154	11,281,853
Total Investments at fair value	$133,936,074	$1,150,160,267	$229,208,498
Cash	385	280	14,659
Foreign currencies at value***	73,003	—	—
Receivables:
Investment securities sold	2,624,052	—	1,091,472
Fund shares sold	44,307	1,059,482	103,758
Dividends	160,898	484,152	65,817
Foreign tax reclaims	121,490	—	—
Prepaid expenses	1,132	9,737	1,825
Total assets	136,961,341	1,151,713,918	230,486,029

LIABILITIES:
Payable for investment securities purchased	2,164,990	—	1,238,888
Payable for fund shares redeemed	79,063	1,429,778	111,968
Payable upon receipt of securities loaned	984,618	10,761,154	6,485,853
Payable for investment management fees	151,442	665,101	137,786
Payable for administrative fees	11,179	96,321	18,371
Payable for distribution and shareholder service fees	1,759	126,858	20,737
Payable for trustee fees	682	5,406	1,036
Other accrued expenses and liabilities	89,109	186,629	48,605
Total liabilities	3,482,842	13,271,247	8,063,244
NET ASSETS	$133,478,499	$1,138,442,671	$222,422,785

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$317,530,610	$969,396,331	$187,571,534
Undistributed (distributions in excess of) net investment income	612,282	(11,133)	(3,017)
Accumulated net realized gain (loss)	(195,422,202)	34,269,306	14,448,733
Net unrealized appreciation	10,757,809	134,788,167	20,405,535
NET ASSETS	$133,478,499	$1,138,442,671	$222,422,785

____________________
+ Including securities loaned at value	$937,117	$10,503,678	$6,324,534
* Cost of investments in securities	$121,585,457	$989,670,946	$197,521,110
** Cost of short-term investments	$1,592,618	$25,701,154	$11,281,853
*** Cost of foreign currencies	$73,046	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING International Value Portfolio	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio
Class ADV
Net assets	$1,122,670	$81,463,056	$14,235,945
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	138,331	6,512,407	666,143
Net asset value and redemption price per share	$8.12	$12.51	$21.37

Class I
Net assets	$124,728,119	$614,151,445	$136,299,785
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	15,249,358	47,696,491	6,107,149
Net asset value and redemption price per share	$8.18	$12.88	$22.32

Class S
Net assets	$7,623,216	$435,585,589	$68,682,262
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	913,650	34,653,482	3,174,380
Net asset value and redemption price per share	$8.34	$12.57	$21.64

Class S2
Net assets	$4,494	$7,242,581	$3,204,793
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	552	575,782	149,301
Net asset value and redemption price per share	$8.14	$12.58	$21.47

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING International Value Portfolio	ING MidCap Opportunities Portfolio	ING SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,616,935	$14,977,113	$1,913,842
Securities lending income, net	189,530	81,936	59,120
Total investment income	4,806,465	15,059,049	1,972,962

EXPENSES:
Investment management fees	1,090,681	7,469,155	1,553,980
Distribution and shareholder service fees:
Class ADV	5,573	314,783	43,180
Class S	20,020	1,125,670	165,005
Class S2	22	27,062	10,849
Transfer agent fees	129	2,915	1,277
Administrative service fees	136,333	1,081,135	207,194
Shareholder reporting expense	24,623	108,694	25,480
Professional fees	10,226	166,384	40,029
Custody and accounting expense	26,207	147,523	40,175
Trustee fees	4,090	32,435	6,216
Miscellaneous expense	9,702	75,594	20,523
Interest expense	1,552	1,087	35
Total expenses	1,329,158	10,552,437	2,113,943
Net recouped/waived and reimbursed fees	58,001	(5,412)	(2,170)
Net expenses	1,387,159	10,547,025	2,111,773
Net investment income (loss)	3,419,306	4,512,024	(138,811)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,323,496)	38,292,709	17,557,510
Foreign currency related transactions	(19,301)	—	—
Net realized gain (loss)	(3,342,797)	38,292,709	17,557,510
Net change in unrealized appreciation (depreciation) on:
Investments	23,582,777	83,191,903	11,039,728
Foreign currency related transactions	2,781	—	—
Net change in unrealized appreciation (depreciation)	23,585,558	83,191,903	11,039,728
Net realized and unrealized gain	20,242,761	121,484,612	28,597,238
Increase in net assets resulting from operations	$23,662,067	$125,996,636	$28,458,427
____________________
* Foreign taxes withheld	$397,486	$—	$1,492

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Portfolio		ING MidCap Opportunities Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$3,419,306	$5,150,987	$4,512,024	$749,989
Net realized gain (loss)	(3,342,797)	(8,660,848)	38,292,709	107,215,387
Net change in unrealized appreciation (depreciation)	23,585,558	(24,435,594)	83,191,903	(125,180,937)
Increase (decrease) in net assets resulting from operations	23,662,067	(27,945,455)	125,996,636	(17,215,561)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(23,251)	(6,162)	(211,627)	—
Class I	(3,266,996)	(4,629,604)	(3,079,188)	—
Class S	(188,642)	(216,050)	(1,767,703)	—
Class S2	(90)	(93)	(17,753)	—
Net realized gains:
Class ADV	—	—	(1,672,340)	—
Class I	—	—	(14,851,704)	—
Class S	—	—	(11,557,737)	—
Class S2	—	—	(148,840)	—
Return of capital:
Class ADV	—	(202)	—	—
Class I	—	(140,121)	—	—
Class S	—	(7,139)	—	—
Class S2	—	(3)	—	—
Total distributions	(3,478,979)	(4,999,374)	(33,306,892)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,093,271	4,373,279	329,680,490	329,723,536
Reinvestment of distributions	3,478,889	4,999,277	33,306,892	—
	5,572,160	9,372,556	362,987,382	329,723,536
Cost of shares redeemed	(37,263,739)	(73,380,297)	(210,453,525)	(236,047,779)
Net increase (decrease) in net assets resulting from capital share transactions	(31,691,579)	(64,007,741)	152,533,857	93,675,757
Net increase (decrease) in net assets	(11,508,491)	(96,952,570)	245,223,601	76,460,196

NET ASSETS:
Beginning of year or period	144,986,990	241,939,560	893,219,070	816,758,874
End of year or period	$133,478,499	$144,986,990	$1,138,442,671	$893,219,070
Undistributed (distributions in excess of) net investment income at end of year or period	$612,282	$(4,728)	$(11,133)	$719,633

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Opportunities Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment (loss)	$(138,811)	$(549,128)
Net realized gain	17,557,510	26,968,415
Net change in unrealized appreciation (depreciation)	11,039,728	(25,574,840)
Increase in net assets resulting from operations	28,458,427	844,447

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class ADV	(821,671)	—
Class I	(12,759,239)	—
Class S	(6,522,015)	—
Class S2	(226,396)	—
Total distributions	(20,329,321)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,981,797	53,542,558
Reinvestment of distributions	20,329,321	—
	59,311,118	53,542,558
Cost of shares redeemed	(32,862,233)	(54,935,659)
Net increase (decrease) in net assets resulting from capital share transactions	26,448,885	(1,393,101)
Net increase (decrease) in net assets	34,577,991	(548,654)
NET ASSETS:
Beginning of year or period	187,844,794	188,393,448
End of year or period	$222,422,785	$187,844,794
Accumulated net investment loss at end of year or period	$(3,017)	$(2,339)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Portfolio
Class ADV
12-31-12	6.99	0.15		1.14	1.29	0.16	—	—	0.16	—		8.12	18.64		1.46	1.50		1.50		1.99		1,123	56
12-31-11	8.44	(0.01	)•	(1.26)	(1.27)	0.17	—	0.01	0.18	—		6.99	(15.40)		1.57	1.52		1.52		(0.09)		1,145	69
12-31-10	8.41	0.11		0.05	0.16	0.13	—	—	0.13	—		8.44	2.02		1.56	1.50	†	1.50	†	1.28	†	31	155
12-31-09	6.74	0.09		1.70	1.79	0.12	—	—	0.12	—		8.41	26.88		1.55	1.51	†	1.51	†	1.10	†	21	214
12-31-08	14.21	0.22		(5.67)	(5.45)	0.25	1.78	—	2.03	0.01		6.74	(43.11	)(a)	1.56	1.50	†	1.50	†	2.06	†	0	207
Class I
12-31-12	7.04	0.19		1.14	1.33	0.19	—	—	0.19	—		8.18	19.23		0.96	1.00		1.00		2.52		124,728	56
12-31-11	8.49	0.21		(1.45)	(1.24)	0.20	—	0.01	0.21	—		7.04	(14.96)		1.07	1.02		1.02		2.56		135,682	69
12-31-10	8.46	0.16	•	0.04	0.20	0.17	—	—	0.17	—		8.49	2.50		1.06	1.00	†	1.00	†	1.96	†	230,836	155
12-31-09	6.77	0.13		1.68	1.81	0.12	—	—	0.12	—		8.46	27.18		1.05	1.01	†	1.01	†	1.70	†	399,689	214
12-31-08	14.24	0.27		(5.67)	(5.40)	0.30	1.78	—	2.08	0.01		6.77	(42.76	)(a)	1.06	1.00	†	1.00	†	2.59	†	340,022	207
Class S
12-31-12	7.18	0.18		1.16	1.34	0.18	—	—	0.18	—		8.34	18.90		1.21	1.20		1.20		2.33		7,623	56
12-31-11	8.64	0.19		(1.46)	(1.27)	0.18	—	0.01	0.19	—		7.18	(14.99)		1.32	1.22		1.22		2.27		8,156	69
12-31-10	8.60	0.13		0.06	0.19	0.15	—	—	0.15	—		8.64	2.36		1.31	1.20	†	1.20	†	1.61	†	11,068	155
12-31-09	6.93	0.11		1.68	1.79	0.12	—	—	0.12	—		8.60	26.13		1.30	1.21	†	1.21	†	1.44	†	12,076	214
12-31-08	14.39	0.25		(5.66)	(5.41)	0.28	1.78	—	2.06	0.01		6.93	(42.31	)(a)	1.31	1.20	†	1.20	†	2.35	†	9,782	207
Class S2
12-31-12	7.01	0.15		1.14	1.29	0.16	—	—	0.16	—		8.14	18.67		1.46	1.40		1.40		2.05		4	56
12-31-11	8.45	0.17		(1.43)	(1.26)	0.17	—	0.01	0.18	—		7.01	(15.27)		1.57	1.42		1.42		2.12		4	69
12-31-10	8.42	0.12		0.04	0.16	0.13	—	—	0.13	—		8.45	2.09		1.56	1.40	†	1.40	†	1.47	†	5	155
02-27-09(5)–12-31-09	5.43	0.09		3.01	3.10	0.11	—	—	0.11	—		8.42	57.63		1.55	1.41	†	1.41	†	1.39	†	5	214
ING MidCap Opportunities Portfolio
Class ADV
12-31-12	11.34	0.01		1.52	1.53	0.04	0.32	—	0.36	—		12.51	13.61		1.34	1.34		1.34		0.09		81,463	89
12-31-11	11.46	(0.02)		(0.10)	(0.12)	—	—	—	—	—		11.34	(1.05)		1.34	1.34		1.34		(0.23)		40,497	90
12-31-10	8.88	0.08	•	2.54	2.62	0.04	—	—	0.04	—		11.46	29.57		1.36	1.29		1.29		0.75		15,119	96
12-31-09	6.32	0.03	•	2.54	2.57	0.01	—	—	0.01	—		8.88	40.65		1.40	1.14	†	1.14	†	0.36	†	957	169
12-31-08	10.20	(0.03	)•	(3.85)	(3.88)	—	—	—	—	0.00	*	6.32	(38.04	)(b)	1.38	1.20	†	1.20	†	(0.40	)†	1	191
Class I
12-31-12	11.63	0.07		1.57	1.64	0.07	0.32	—	0.39	—		12.88	14.20		0.84	0.84		0.84		0.56		614,151	89
12-31-11	11.69	0.03		(0.09)	(0.06)	—	—	—	—	—		11.63	(0.51)		0.84	0.84		0.84		0.24		435,027	90
12-31-10	9.03	0.06		2.67	2.73	0.07	—	—	0.07	—		11.69	30.36		0.86	0.79		0.79		0.62		350,626	96
12-31-09	6.40	0.04		2.61	2.65	0.02	—	—	0.02	—		9.03	41.44		0.90	0.64	†	0.64	†	0.46	†	238,426	169
12-31-08	10.26	0.01		(3.87)	(3.86)	—	—	—	—	0.00	*	6.40	(37.62	)(b)	0.88	0.70	†	0.70	†	0.11	†	195,295	191
Class S
12-31-12	11.37	0.04		1.53	1.57	0.05	0.32	—	0.37	—		12.57	13.92		1.09	1.09		1.09		0.29		435,586	89
12-31-11	11.46	(0.00	)*	(0.09)	(0.09)	—	—	—	—	—		11.37	(0.79)		1.09	1.09		1.09		(0.04)		414,381	90
12-31-10	8.86	0.03	•	2.62	2.65	0.05	—	—	0.05	—		11.46	29.96		1.11	1.04		1.04		0.35		450,115	96
12-31-09	6.29	0.02		2.56	2.58	0.01	—	—	0.01	—		8.86	41.04		1.15	0.89	†	0.89	†	0.25	†	333,376	169
12-31-08	10.10	(0.00	)*•	(3.81)	(3.81)	—	—	—	—	0.00	*	6.29	(37.72	)(b)	1.13	0.90	†	0.90	†	(0.02	)†	249,953	191
Class S2
12-31-12	11.38	0.02		1.54	1.56	0.04	0.32	—	0.36	—		12.58	13.79		1.34	1.24		1.24		0.18		7,243	89
12-31-11	11.49	(0.01)		(0.10)	(0.11)	—	—	—	—	—		11.38	(0.96)		1.34	1.24		1.24		(0.13)		3,314	90
12-31-10	8.89	0.08	•	2.56	2.64	0.04	—	—	0.04	—		11.49	29.67		1.36	1.19		1.19		0.71		900	96
02-27-09(5)–12-31-09	5.55	0.01		3.34	3.35	0.01	—	—	0.01	—		8.89	60.41		1.40	1.04	†	1.04	†	0.14	†	5	169

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions								Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING SmallCap Opportunities Portfolio
Class ADV
12-31-12	20.73	(0.07)•	3.00	2.93	—	2.29	—	2.29	—	21.37	14.63		1.41	1.41		1.41		(0.34)	14,236	57
12-31-11	20.67	(0.14)•	0.20	0.06	—	—	—	—	—	20.73	0.29		1.40	1.40		1.40		(0.67)	4,819	72
12-31-10	15.69	(0.10)•	5.08	4.98	—	—	—	—	—	20.67	31.74		1.40	1.40		1.40		(0.57)	2,120	97
12-31-09	12.04	(0.08)	3.73	3.65	—	—	—	—	—	15.69	30.32		1.46	1.43		1.43		(0.61)	88	139
11-20-08(5)–12-31-08	9.63	(0.01)•	2.41	2.40	—	—	—	—	0.01	12.04	25.03	(c)	1.43	1.40	†	1.40	†	(0.93)†	4	148
Class I
12-31-12	21.46	0.01	3.14	3.15	—	2.29	—	2.29	—	22.32	15.18		0.91	0.91		0.91		0.03	136,300	57
12-31-11	21.28	(0.04)	0.22	0.18	—	—	—	—	—	21.46	0.85		0.90	0.90		0.90		(0.17)	117,965	72
12-31-10	16.08	(0.02)	5.22	5.20	—	—	—	—	—	21.28	32.34		0.90	0.90		0.90		(0.14)	113,938	97
12-31-09	12.27	(0.02)	3.83	3.81	—	—	—	—	—	16.08	31.05		0.96	0.93		0.93		(0.12)	79,291	139
12-31-08	21.98	(0.01)	(6.61)	(6.62)	—	3.10	—	3.10	0.01	12.27	(34.48	)(c)	0.93	0.90	†	0.90	†	(0.04)†	56,476	148
Class S
12-31-12	20.91	(0.05)	3.07	3.02	—	2.29	—	2.29	—	21.64	14.95		1.16	1.16		1.16		(0.22)	68,682	57
12-31-11	20.80	(0.10)	0.21	0.11	—	—	—	—	—	20.91	0.53		1.15	1.15		1.15		(0.47)	63,588	72
12-31-10	15.75	(0.07)	5.12	5.05	—	—	—	—	—	20.80	32.06		1.15	1.15		1.15		(0.39)	71,992	97
12-31-09	12.05	(0.05)	3.75	3.70	—	—	—	—	—	15.75	30.71		1.21	1.17		1.17		(0.36)	62,253	139
12-31-08	21.68	(0.05)	(6.49)	(6.54)	—	3.10	—	3.10	0.01	12.05	(34.59	)(c)	1.18	1.10	†	1.10	†	(0.26)†	54,163	148
Class S2
12-31-12	20.79	(0.06)•	3.03	2.97	—	2.29	—	2.29	—	21.47	14.79		1.41	1.31		1.31		(0.27)	3,205	57
12-31-11	20.71	(0.11)•	0.19	0.08	—	—	—	—	—	20.79	0.39		1.40	1.30		1.30		(0.56)	1,472	72
12-31-10	15.71	(0.09)•	5.09	5.00	—	—	—	—	—	20.71	31.83		1.40	1.30		1.30		(0.50)	344	97
02-27-09(5)–12-31-09	9.88	(0.06)	5.89	5.83	—	—	—	—	—	15.71	59.01		1.46	1.33		1.33		(0.54)	5	139

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
(a)	Excluding a $729,720 payment by affiliate in 2008, International Value total return would have been (43.18)%, (42.86)% and (42.43)% on Classes ADV, I and S, respectively.
(b)	There was no impact on total return due to payment by affiliate in 2008.
(c)	Excluding a $110,798 payment by affiliate in 2008, SmallCap Opportunities total return would have been 24.72%, (34.52)% and (34.64)% for Classes ADV, I and S, respectively.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Variable Products Trust (the “Trust”) is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. There are three active separate investment series which comprise the Trust: ING International Value Portfolio (“International Value”), ING MidCap Opportunities Portfolio (“MidCap Opportunities”) and ING SmallCap Opportunities Portfolio (“SmallCap Opportunities”); each, a “Portfolio” and collectively, the “Portfolios.”

Each Portfolio offers Adviser Class (“Class ADV”) shares, Class I shares, Class S shares and Service 2 Class (“Class S2”) shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio had a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolios did not enter into any futures contracts during the period ended December 31, 2012.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. SmallCap Opportunities and MidCap Opportunities may temporarily loan up to 33% (and International Value 33-1/3%) of its total assets to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as that term is used in the 1940 Act, determined under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
International Value	$76,268,448	$108,104,180
MidCap Opportunities	1,050,801,009	937,737,497
SmallCap Opportunities	120,344,229	116,109,529

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.80% on the first $250 million, 0.75% on the next $500 million, and 0.70% in excess of $750 million of the average daily net assets for International Value. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.75% on the first $250 million, 0.70% on the next $400 million, 0.65% on the next $450 million, and 0.60% in excess of $1.1 billion of the average daily net assets for MidCap Opportunities. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% in excess of $1 billion of the average daily net assets for SmallCap Opportunities.

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

IFS acts as administrator and provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

NOTE 5 — SHAREHOLDER SERVICE AND DISTRIBUTION FEES

Class ADV and Class S2 shares of the Portfolios are subject to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, IID is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to Class S2 of each Portfolio, so that the actual fee paid by Class S2 of a Portfolio is an annual rate of 0.15%. There is no guarantee that the waiver will continue.

Class S shares of the Portfolios are subject to a Shareholder Services Plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Distributor is entitled to use the proceeds from the Shareholder Services Plan to pay for services including, but not limited to, providing information about the Portfolios and delivering Portfolio documents.

The Distributor has agreed to waive 0.05% of average daily net assets of Class S related to the shareholder service fee for International Value. There is no guarantee that the waiver will continue.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	International Value	81.86%
	MidCap Opportunities	20.58
	SmallCap Opportunities	37.65

ING National Trust	MidCap Opportunities	8.64
	SmallCap Opportunities	16.74

ING Solution 2025 Portfolio	MidCap Opportunities	6.52

ING Solution 2035 Portfolio	MidCap Opportunities	5.61

ING USA Annuity and Life Insurance Company	International Value	5.12
	MidCap Opportunities	33.16
	SmallCap Opportunities	26.69

ReliaStar Life Insurance Company	International Value	12.52
	SmallCap Opportunities	15.48

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolio, they are deemed to be affiliates of each other.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
International Value	1.50%	1.00%	1.20%	1.40%
MidCap Opportunities(1)	1.40%	0.90%	1.10%	1.30%
SmallCap Opportunities	1.42%	0.92%	1.17%	1.32%

(1)	Pursuant to a side agreement, ING Investments has further lowered the expense limits for MidCap Opportunities. The expense limits for MidCap Opportunities are 1.35%, 0.85%, 1.10%, and 1.25% for Class ADV, Class I, Class S and Class S2, respectively.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the particular Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
International Value	$104,977	$114,048	$—	$219,025
MidCap Opportunities	456,511	—	—	456,511

These amounts do not include shareholding servicing fees voluntarily waived by the Distributor.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

Each of the Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the period ended December 31, 2012:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International Value	24	$734,792	1.17%
MidCap Opportunities	7	4,527,857	1.19

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Value
Class ADV
12-31-12	21,917	—	3,140	(50,540)	(25,483)	163,899	—	23,251	(379,216)	(192,066)
12-31-11	172,355	—	909	(13,100)	160,164	1,189,691	—	6,364	(91,115)	1,104,940
Class I
12-31-12	191,682	—	434,722	(4,644,704)	(4,018,300)	1,584,454	—	3,266,996	(34,633,292)	(29,781,842)
12-31-11	265,232	—	577,484	(8,763,651)	(7,920,935)	2,267,084	—	4,769,724	(70,879,215)	(63,842,407)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Value (continued)
Class S
12-31-12	45,298	—	24,675	(292,320)	(222,347)	344,918	—	188,642	(2,251,231)	(1,717,671)
12-31-11	119,083	—	26,684	(291,227)	(145,460)	916,504	—	223,189	(2,409,967)	(1,270,274)
Class S2
12-31-12	—	—	—	—	—	—	—	—	—	—
12-31-11	—	—	—	—	—	—	—	—	—	—
MidCap Opportunities
Class ADV
12-31-12	3,262,730	—	156,062	(478,994)	2,939,798	40,501,115	—	1,883,967	(5,869,659)	36,515,423
12-31-11	2,696,115	—	—	(443,229)	2,252,886	31,468,035	—	—	(5,070,573)	26,397,462
Class I
12-31-12	17,744,681	—	1,445,316	(8,913,964)	10,276,033	229,130,303	—	17,930,893	(113,212,077)	133,849,119
12-31-11	14,841,264	—	—	(7,414,500)	7,426,764	182,175,215	—	—	(89,401,686)	92,773,529
Class S
12-31-12	4,459,935	—	1,099,327	(7,354,907)	(1,795,645)	55,627,523	—	13,325,440	(90,292,802)	(21,339,839)
12-31-11	9,540,260	—	—	(12,365,666)	(2,825,406)	112,747,662	—	—	(140,813,080)	(28,065,418)
Class S2
12-31-12	357,431	—	13,756	(86,559)	284,628	4,421,549	—	166,592	(1,078,987)	3,509,154
12-31-11	279,661	—	—	(66,807)	212,854	3,332,624	—	—	(762,440)	2,570,184
SmallCap Opportunities
12-31-12	432,701	—	40,219	(39,220)	433,700	9,230,774	—	821,671	(831,937)	9,220,508
12-31-11	216,528	—	—	(86,661)	129,867	4,539,946	—	—	(1,801,342)	2,738,604
Class I
12-31-12	958,527	—	599,307	(948,582)	609,252	21,692,600	—	12,759,240	(21,299,008)	13,152,832
12-31-11	2,071,993	—	—	(1,927,340)	144,653	45,472,333	—	—	(41,994,897)	3,477,436
Class S
12-31-12	297,152	—	315,683	(478,822)	134,013	6,321,495	—	6,522,014	(10,423,979)	2,419,530
12-31-11	104,380	—	—	(525,451)	(421,071)	2,181,461	—	—	(10,942,390)	(8,760,929)
Class S2
12-31-12	81,518	—	11,038	(14,063)	78,493	1,736,928	—	226,396	(307,309)	1,656,015
12-31-11	63,506	—	—	(9,287)	54,219	1,348,818	—	—	(197,030)	1,151,788

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

market and other risks associated with investing in a Portfolio. At December 31, 2012, the Portfolio had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
International Value	$937,117	$984,618
MidCap Opportunities	10,503,678	10,761,154
SmallCap Opportunities	6,324,534	6,485,853

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by a Portfolio and their corresponding risks, see each Portfolio’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets (MidCap Opportunities and International Value). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
International Value	$—	$676,683	$(676,683)
MidCap Opportunities	(88,974)	(166,519)	255,493
SmallCap Opportunities	—	138,133	(138,133)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Return of Capital
International Value	$3,478,979	$—	$4,851,909	$147,465
MidCap Opportunities	4,876,122	28,430,770	—	—
SmallCap Opportunities	3,546,008	16,783,313	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
International Value	$590,204	$—	$9,698,492	$(76,969,718)	Short-term	2016
				(104,716,147)	Short-term	2017
				(8,802,519)	Short-term	None
				(3,846,488)	Long-term	None
				$(194,334,872)
MidCap Opportunities	—	37,865,152	132,170,308	(61,883)	Short-term	2015
				(820,634)	Short-term	2016
				(95,470)	Short-term	2017
				$(977,987)*
SmallCap Opportunities	4,939,752	11,929,506	17,985,010	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — RESTRUCTURING PLAN

The Investment Adviser, the Sub-Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan.

ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 14 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING INTERNATIONAL VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.1%
		Australia: 1.2%
63,454		Australia & New Zealand Banking Group Ltd.	$1,671,163	1.2

		Belgium: 1.4%
54,585		KBC Groep NV	1,902,420	1.4

		Canada: 0.6%
23,500		Other Securities	822,735	0.6

		China: 0.9%
400,000		Other Securities	1,216,172	0.9

		Denmark: 1.2%
92,552	@	Danske Bank A/S	1,571,919	1.2

		France: 11.2%
123,367		AXA S.A.	2,215,163	1.7
38,467		BNP Paribas	2,189,940	1.7
7,800		PPR	1,464,932	1.1
29,437		Renault S.A.	1,598,674	1.2
25,843		Sanofi-Aventis SA	2,450,702	1.8
46,957	@	Societe Generale	1,785,430	1.3
30,853		Total S.A.	1,605,380	1.2
13,262		Other Securities	1,605,649	1.2
			14,915,870	11.2

		Germany: 9.4%
15,280		BASF AG	1,444,883	1.1
21,450		Bayer AG	2,045,522	1.5
17,143		Bayerische Motoren Werke AG	1,668,212	1.3
92,843		Deutsche Post AG	2,044,925	1.5
29,756		Siemens AG	3,253,854	2.4
144,704		Other Securities	2,115,401	1.6
			12,572,797	9.4

		Hong Kong: 4.0%
151,500		Power Assets Holdings Ltd.	1,299,804	1.0
214,000		Wharf Holdings Ltd.	1,705,521	1.3
785,700		Other Securities	2,281,300	1.7
			5,286,625	4.0

		Italy: 4.8%
348,450		Enel S.p.A.	1,449,379	1.1
86,161		ENI S.p.A.	2,110,742	1.6
135,149		Fiat Industrial SpA	1,480,643	1.1
1,498,335		Telecom Italia S.p.A.	1,359,096	1.0
			6,399,860	4.8

		Japan: 20.2%
389,112		Hitachi Ltd.	2,289,733	1.7
38,000		Honda Motor Co., Ltd.	1,407,316	1.1
70,800		Hoya Corp.	1,395,039	1.0
67,800		Japan Tobacco, Inc.	$1,915,308	1.4
46,000		JGC Corp.	1,433,428	1.1
53,200		Komatsu Ltd.	1,365,133	1.0
55,000		Mitsubishi Estate Co., Ltd.	1,316,739	1.0
87,500		Omron Corp.	2,100,293	1.6
14,220		ORIX Corp.	1,606,270	1.2
75,000		Sumitomo Mitsui Financial Group, Inc.	2,725,636	2.0
74,300		Tokio Marine Holdings, Inc.	2,069,944	1.6
33,100		Tokyo Electron Ltd.	1,526,614	1.1
515,750		Other Securities(a)	5,832,538	4.4
			26,983,991	20.2

		Netherlands: 7.9%
32,839		European Aeronautic Defence and Space Co. NV	1,294,561	1.0
74,771		Koninklijke Philips Electronics NV	1,979,962	1.5
128,392		Royal Dutch Shell PLC — Class A	4,456,533	3.3
49,642		Unilever NV	1,899,492	1.4
15,298		Other Securities	932,352	0.7
			10,562,900	7.9

		New Zealand: 0.9%
648,468		Other Securities	1,227,426	0.9

		Norway: 1.2%
61,236		Statoil ASA	1,543,430	1.2

		Singapore: 3.1%
517,000		Singapore Telecommunications Ltd.	1,406,772	1.1
89,100		United Overseas Bank Ltd.	1,461,600	1.1
154,000		Other Securities	1,240,930	0.9
			4,109,302	3.1

		Spain: 0.9%
69,684		Other Securities	1,256,224	0.9

		Sweden: 1.0%
130,151		Telefonaktiebolaget LM Ericsson	1,314,688	1.0

		Switzerland: 5.8%
29,515		Nestle S.A.	1,925,661	1.4
33,147		Novartis AG	2,094,005	1.6
18,626		Roche Holding AG —Genusschein	3,765,827	2.8
			7,785,493	5.8

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: 21.6%
576,579		Barclays PLC	$2,504,660	1.9
96,076		BHP Billiton PLC	3,388,952	2.5
99,869		GlaxoSmithKline PLC	2,174,389	1.6
276,751		HSBC Holdings PLC	2,932,682	2.2
657,481		Legal & General Group PLC	1,576,561	1.2
2,686,551	@	Lloyds TSB Group PLC	2,140,909	1.6
54,951		Rio Tinto PLC	3,205,069	2.4
354,444		Tesco PLC	1,952,492	1.5
1,346,232		Vodafone Group PLC	3,388,840	2.5
270,687		Other Securities	5,529,010	4.2
			28,793,564	21.6

		United States: 1.8%
45,600		Coca-Cola Enterprises, Inc.	1,446,888	1.1
30,700		Other Securities	959,989	0.7
			2,406,877	1.8

		Total Common Stock
		(Cost $121,585,457)	132,343,456	99.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.2%
	Securities Lending Collateralcc(1): 0.7%
974,058	BNP Paribas Bank, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $974,069, collateralized by various U.S. Government Agency Obligations, 3.000%–3.500%, Market Value plus accrued interest $993,539, due 09/15/42–11/15/42)	$974,058	0.7
10,560	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.14%, due 01/02/13 (Repurchase Amount $10,560, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $10,771, due 08/09/13–04/18/36)	10,560	0.0
		984,618	0.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.5%
608,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $608,000)	$608,000	0.5

	Total Short-Term Investments
	(Cost $1,592,618)	1,592,618	1.2

	Total Investments in Securities (Cost $123,178,075)	$133,936,074	100.3
	Liabilities in Excess of Other Assets	(457,575)	(0.3)
	Net Assets	$133,478,499	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $124,265,405.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,489,760
Gross Unrealized Depreciation	(3,819,091)
Net Unrealized Appreciation	$9,670,669

Sector Diversification	Percentage of Net Assets
Financials	26.9%
Energy	11.0
Industrials	9.6
Health Care	9.3
Materials	8.5
Consumer Staples	8.5
Consumer Discretionary	8.1
Information Technology	7.1
Telecommunication Services	6.2
Utilities	3.9
Short-Term Investments	1.2
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$1,671,163	$—	$1,671,163
Belgium	—	1,902,420	—	1,902,420
Canada	822,735	—	—	822,735
China	—	1,216,172	—	1,216,172
Denmark	—	1,571,919	—	1,571,919
France	—	14,915,870	—	14,915,870
Germany	—	12,572,797	—	12,572,797
Hong Kong	—	5,286,625	—	5,286,625
Italy	—	6,399,860	—	6,399,860
Japan	371,185	26,612,806	—	26,983,991
Netherlands	—	10,562,900	—	10,562,900
New Zealand	—	1,227,426	—	1,227,426
Norway	—	1,543,430	—	1,543,430
Singapore	—	4,109,302	—	4,109,302
Spain	—	1,256,224	—	1,256,224
Sweden	—	1,314,688	—	1,314,688
Switzerland	—	7,785,493	—	7,785,493
United Kingdom	2,377,776	26,415,788	—	28,793,564
United States	2,406,877	—	—	2,406,877
Total Common Stock	5,978,573	126,364,883	—	132,343,456
Short-Term Investments	608,000	984,618	—	1,592,618
Total Investments, at fair value	$6,586,573	$127,349,501	$—	$133,936,074

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.7%
		Consumer Discretionary: 25.6%
473,651		Brinker International, Inc.	$14,678,445	1.3
640,380	@	Delphi Automotive PLC	24,494,535	2.2
383,640	@	Discovery Communications, Inc.—Class A	24,353,467	2.1
515,350		Foot Locker, Inc.	16,553,042	1.5
621,730		Gap, Inc.	19,298,499	1.7
336,360		Harley-Davidson, Inc.	16,427,822	1.4
102,109	@	Liberty Media Corp.—Liberty Capital	11,845,665	1.1
669,810	@, L	Lions Gate Entertainment Corp.	10,984,884	1.0
462,134		Macy’s, Inc.	18,032,469	1.6
319,140	@	Michael Kors Holdings Ltd.	16,285,714	1.4
787,680		Newell Rubbermaid, Inc.	17,541,634	1.5
231,160	@	Penn National Gaming, Inc.	11,352,268	1.0
265,680		Petsmart, Inc.	18,156,571	1.6
193,440		Scripps Networks Interactive — Class A	11,204,045	1.0
187,770		Six Flags Entertainment Corp.	11,491,524	1.0
150,340	@	Ulta Salon Cosmetics & Fragrance, Inc.	14,772,408	1.3
296,014		Wyndham Worldwide Corp.	15,750,905	1.4
363,090		Other Securities	17,806,085	1.5
			291,029,982	25.6

		Consumer Staples: 6.1%
713,260		Coca-Cola Enterprises, Inc.	22,631,740	2.0
167,290		JM Smucker Co.	14,427,090	1.3
237,340		Whole Foods Market, Inc.	21,676,262	1.9
175,278		Other Securities	10,707,733	0.9
			69,442,825	6.1

		Energy: 6.3%
395,470	@	Cameron International Corp.	22,328,236	2.0
898,940	@	Denbury Resources, Inc.	14,562,828	1.3
398,040	@	Oasis Petroleum, Inc.	12,657,672	1.1
296,460		Range Resources Corp.	18,626,582	1.6
121,850		Other Securities	4,071,009	0.3
			72,246,327	6.3

		Financials: 8.0%
101,890	@	Affiliated Managers Group, Inc.	13,260,984	1.1
182,650		Ameriprise Financial, Inc.	11,439,370	1.0
802,430		Fifth Third Bancorp.	12,188,912	1.1
498,442		Nasdaq Stock Market, Inc.	12,466,034	1.1
243,780		T. Rowe Price Group, Inc.	$15,877,391	1.4
334,290		Tanger Factory Outlet Centers, Inc.	11,432,718	1.0
541,530		Other Securities	14,776,020	1.3
			91,441,429	8.0

		Health Care: 14.0%
332,180		Agilent Technologies, Inc.	13,599,449	1.2
197,430	@	Alexion Pharmaceuticals, Inc.	18,520,908	1.6
163,340		Cooper Cos., Inc.	15,105,683	1.3
420,680	@	HCA Holdings, Inc.	12,691,916	1.1
139,390	@	Henry Schein, Inc.	11,215,320	1.0
149,290	@	Laboratory Corp. of America Holdings	12,931,500	1.1
405,650		Resmed, Inc.	16,862,870	1.5
244,626	@	Watson Pharmaceuticals, Inc.	21,037,836	1.9
733,027		Other Securities	37,814,212	3.3
			159,779,694	14.0

		Industrials: 16.6%
247,770		Acuity Brands, Inc.	16,781,462	1.5
520,623		Ametek, Inc.	19,559,806	1.7
340,610		Equifax, Inc.	18,433,813	1.6
109,750		Flowserve Corp.	16,111,300	1.4
243,421		Nordson Corp.	15,364,734	1.4
272,320		Pall Corp.	16,410,003	1.5
195,901		Regal-Beloit Corp.	13,805,143	1.2
205,322		Roper Industries, Inc.	22,889,297	2.0
519,180		Waste Connections, Inc.	17,543,092	1.5
177,393	@	Wesco International, Inc.	11,961,610	1.1
310,385		Other Securities	19,965,758	1.7
			188,826,018	16.6

		Information Technology: 15.8%
377,720		Analog Devices, Inc.	15,886,903	1.4
615,200	@	Autodesk, Inc.	21,747,320	1.9
399,640		Broadcom Corp.	13,272,044	1.2
192,090	@	F5 Networks, Inc.	18,661,543	1.7
627,220		Flir Systems, Inc.	13,993,278	1.2
417,665		Intuit, Inc.	24,851,068	2.2
816,570	@	Juniper Networks, Inc.	16,061,932	1.4
680,434	@	NetApp, Inc.	22,828,561	2.0
519,610		Xilinx, Inc.	18,653,999	1.6
248,900		Other Securities	13,846,463	1.2
			179,803,111	15.8

		Materials: 4.6%
313,670		Eastman Chemical Co.	21,345,244	1.9
524,460		Packaging Corp. of America	20,175,976	1.7
819,937		Steel Dynamics, Inc.	11,257,735	1.0
			52,778,955	4.6

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Telecommunication Services: 1.7%
269,090	@	SBA Communications Corp.	$19,110,772	1.7

		Total Common Stock
		(Cost $989,670,946)	1,124,459,113	98.7

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc(1): 1.0%
2,555,815	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $2,555,857, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $2,606,931, due 08/01/27–01/01/43)	2,555,815	0.3
2,555,815	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $2,555,843, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,606,932, due 10/01/16–12/20/42)	2,555,815	0.2
2,555,815	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $2,555,857, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,606,931, due 06/14/13–12/01/42)	2,555,815	0.2
537,894	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $537,899, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $548,653, due 10/31/17–08/15/22)	537,894	0.1
2,555,815	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $2,555,841, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $2,606,932, due 08/09/13–06/20/42)	$2,555,815	0.2
		10,761,154	1.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
14,940,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $14,940,000)	14,940,000	1.3
	Total Short-Term Investments
	(Cost $25,701,154)	25,701,154	2.3
	Total Investments in Securities (Cost $1,015,372,100)	$1,150,160,267	101.0
	Liabilities in Excess of Other Assets	(11,717,596)	(1.0)
	Net Assets	$1,138,442,671	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $1,017,989,959.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$148,411,223
Gross Unrealized Depreciation	(16,240,915)
Net Unrealized Appreciation	$132,170,308

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Common Stock*	$1,124,459,113	$—	$—	$1,124,459,113
Short-Term Investments	14,940,000	10,761,154	—	25,701,154
Total Investments, at fair value	$1,139,399,113	$10,761,154	$—	$1,150,160,267

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Consumer Discretionary: 18.1%
55,361	@	Arctic Cat, Inc.	$1,848,504	0.8
89,809		Cooper Tire & Rubber Co.	2,277,556	1.0
117,000	@	Express, Inc.	1,765,530	0.8
98,500		Finish Line	1,864,605	0.8
36,299	@	Hibbett Sporting Goods, Inc.	1,912,957	0.9
65,600	@	Jack in the Box, Inc.	1,876,160	0.9
47,151	@	Life Time Fitness, Inc.	2,320,301	1.0
60,300		Monro Muffler, Inc.	2,108,691	1.0
44,118		Pool Corp.	1,867,074	0.8
73,800	@	Sally Beauty Holdings, Inc.	1,739,466	0.8
33,394		Vail Resorts, Inc.	1,806,282	0.8
885,792		Other Securities(a)	18,939,194	8.5
			40,326,320	18.1

		Consumer Staples: 2.0%
36,100		Casey’s General Stores, Inc.	1,916,910	0.8
82,950		Other Securities	2,593,317	1.2
			4,510,227	2.0

		Energy: 6.0%
84,000	@	Carrizo Oil & Gas, Inc.	1,757,280	0.8
28,200	@	Dril-Quip, Inc.	2,060,010	0.9
38,300	@	Rosetta Resources, Inc.	1,737,288	0.8
435,941		Other Securities(a)	7,756,294	3.5
			13,310,872	6.0

		Financials: 9.5%
14,900	@	Affiliated Managers Group, Inc.	1,939,235	0.9
69,633	@	Financial Engines, Inc.	1,932,316	0.9
30,300		Home Properties, Inc.	1,857,693	0.8
21,862	@	Portfolio Recovery Associates, Inc.	2,336,173	1.1
26,376	@	Signature Bank	1,881,664	0.8
59,359	@	Stifel Financial Corp.	1,897,707	0.9
33,100	@	SVB Financial Group	1,852,607	0.8
60,500		Tanger Factory Outlet Centers, Inc.	2,069,100	0.9
397,029		Other Securities	5,280,453	2.4
			21,046,948	9.5

		Health Care: 18.1%
31,500		Chemed Corp.	2,160,585	1.0
46,684	@	Haemonetics Corp.	1,906,575	0.9
106,431	@	Healthsouth Corp.	2,246,758	1.0
1,486,788		Other Securities(a)	33,852,707	15.2
			40,166,625	18.1
		Industrials: 16.6%
78,535		Actuant Corp.	$2,191,912	1.0
40,700		Acuity Brands, Inc.	2,756,611	1.2
49,400	@	EnPro Industries, Inc.	2,020,460	0.9
25,900	@	Genesee & Wyoming, Inc.	1,970,472	0.9
59,250	@	HUB Group, Inc.	1,990,800	0.9
144,000		Knight Transportation, Inc.	2,106,720	0.9
56,700		Simpson Manufacturing Co., Inc.	1,859,193	0.8
29,100	@	Teledyne Technologies, Inc.	1,893,537	0.9
43,300		Toro Co.	1,861,034	0.8
62,663		Waste Connections, Inc.	2,117,383	1.0
52,290		Woodward Governor Co.	1,993,817	0.9
407,733		Other Securities	14,226,173	6.4
			36,988,112	16.6

		Information Technology: 21.5%
26,507	@	Ansys, Inc.	1,784,981	0.8
116,900	@	Aruba Networks, Inc.	2,425,675	1.1
101,600	@	Aspen Technology, Inc.	2,808,224	1.3
86,745		Blackbaud, Inc.	1,980,388	0.9
84,833	@	Cardtronics, Inc.	2,013,936	0.9
247,371	@	Integrated Device Technology, Inc.	1,805,808	0.8
47,989	@	Micros Systems, Inc.	2,036,653	0.9
111,600	@	Parametric Technology Corp.	2,512,116	1.1
77,100	@	Semtech Corp.	2,232,045	1.0
63,750	@	Synaptics, Inc.	1,910,588	0.8
1,503,781		Other Securities(a)	26,409,567	11.9
			47,919,981	21.5

		Materials: 4.1%
57,700		HB Fuller Co.	2,009,114	0.9
76,500		Worthington Industries	1,988,235	0.9
333,920		Other Securities	5,065,602	2.3
			9,062,951	4.1

		Total Common Stock
		(Cost $193,166,625)	213,332,036	95.9

EXCHANGE-TRADED FUNDS: 2.1%
48,207		iShares Russell 2000 Growth Index Fund	4,594,609	2.1

		Total Exchange-Traded Funds
		(Cost $4,354,485)	4,594,609	2.1
		Total Long-Term Investments
		(Cost $197,521,110)	217,926,645	98.0

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.1%
	Securities Lending Collateralcc(1): 2.9%
1,540,414	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,540,439, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $1,571,222, due 08/01/27–01/01/43)	$1,540,414	0.7
1,540,414	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,540,431, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,571,222, due 10/01/16–12/20/42)	1,540,414	0.7
324,197	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $324,200, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $330,682, due 10/31/17–08/15/22)	324,197	0.1
1,540,414	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,540,430, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,571,223, due 08/09/13–06/20/42)	1,540,414	0.7
1,540,414	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,540,444, collateralized by various U.S. Government Agency Obligations, 0.000%–6.101%, Market Value plus accrued interest $1,571,222, due 03/10/14–12/20/42)	$1,540,414	0.7
		6,485,853	2.9

Shares		Value	Percentage of Net Assets

	Mutual Funds: 2.2%
4,796,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $4,796,000)	4,796,000	2.2
	Total Short-Term Investments
	(Cost $11,281,853)	11,281,853	5.1
	Total Investments in Securities (Cost $208,802,963)	$229,208,498	103.1
	Liabilities in Excess of Other Assets	(6,785,713)	(3.1)
	Net Assets	$222,422,785	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $211,223,488.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$30,083,755
Gross Unrealized Depreciation	(12,098,745)
Net Unrealized Appreciation	$17,985,010

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Common Stock*	$213,332,036	$—	$—	$213,332,036
Exchange-Traded Funds	4,594,609	—	—	4,594,609
Short-Term Investments	4,796,000	6,485,853	—	11,281,853
Total Investments, at fair value	$222,722,645	$6,485,853	$—	$229,208,498

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING International Value Portfolio
Class ADV	NII	$0.1569
Class I	NII	$0.1948
Class S	NII	$0.1791
Class S2	NII	$0.1620
ING MidCap Opportunities Portfolio
Class ADV	NII	$0.0391
Class I	NII	$0.0649
Class S	NII	$0.0473
Class S2	NII	$0.0347
All Classes	LTCG	$0.3202
ING SmallCap Opportunities Portfolio
All Classes	STCG	$0.3989
All Classes	LTCG	$1.8880

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING International Value Portfolio	0.81%
ING MidCap Opportunities Portfolio	100.00%
ING SmallCap Opportunities Portfolio	31.37%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING International Value Portfolio	$301,324	$0.0185	85.06%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	147	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	147	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	147	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992– December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	147	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001– Present).	147	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/ Trustee	February 2002–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	147	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007–Present	Retired.	147	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	182	ING Capital Corporation, LLC (December 2005–Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	November 1999–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–resent). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel,
ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Variable Products Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Co. LLC, the sub-adviser to each of the Portfolios (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory and sub-advisory contracts that were subject to renewal for the investment companies in the ING fund complex under its jurisdiction (“ING Funds”), the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the ING Funds, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new ING Funds.

The Board has established two Investment Review Committees (each, an “IRC”), which meet

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of ING Funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of ING Funds.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser and Sub-Adviser, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and Sub-Adviser, into an independent, standalone company by the end of 2013. The Board further noted

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that this separation may result in the Adviser and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser and Sub-Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser and Sub-Adviser currently provides. In this regard, the Board noted that the Adviser and Sub-Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provide to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Portfolios that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the ING Funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for an ING Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant ING Funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in fee rates; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING MidCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MidCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year, and ten-year periods, the second quintile for the year-to-date and one-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING SmallCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING SmallCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, one-year, three-year, and five-year periods, the second quintile for the year-to-date period, and the third quintile for the ten-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing the fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the one-year and five-year periods, the fourth quintile for the ten-year period, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that stock selection and sector allocation had on the Portfolio’s performance; (2) that in April 2011 the Portfolio’s strategy was modified; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or IRC would periodically review, the Portfolio’s performance, such performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UVPTADVISS2 (1212-021513)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                    Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $56,700 for year ended December 31, 2012 and $56,700 for year ended December 31, 2011.

(b)                                  Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,200 for year ended December 31, 2012 and $7,200 for year ended December 31, 2011.

(c)                                   Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $13,350 in the year ended December 31, 2012 and $15,005 in the year ended December 31, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                  All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item. None

(e)(1) Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: November 17, 2011

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee1
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,000 per audit

____________________

1	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee2
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

____________________

2	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2012 to December 31, 2012

•         Bookkeeping or other services related to the accounting records or financial statements of the Funds

•         Financial information systems design and implementation

•         Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•         Actuarial services

•         Internal audit outsourcing services

•         Management functions

•         Human resources

•         Broker-dealer, investment adviser, or investment banking services

•         Legal services

•         Expert services unrelated to the audit

•         Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

  100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

   Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,085,015 for year ended December 31, 2012 and $1,122,245 for year ended December 31, 2011.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

14

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Variable Products Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING International Value Portfolio, ING MidCap Opportunities Portfolio, and ING SmallCap Opportunities Portfolio, each a series of ING Variable Products Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 15, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 25, 2013

ING International Value Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Australia: 1.2%
63,454		Australia & New Zealand Banking Group Ltd.	1,671,163	1.2

		Belgium: 1.4%
54,585		KBC Groep NV	1,902,420	1.4

		Canada: 0.6%
23,500		Barrick Gold Corp.	822,735	0.6

		China: 0.9%
400,000		China Overseas Land & Investment Ltd.	1,216,172	0.9

		Denmark: 1.2%
92,552	@	Danske Bank A/S	1,571,919	1.2

		France: 11.2%
6,735		Air Liquide	850,889	0.6
123,367		AXA S.A.	2,215,163	1.7
38,467		BNP Paribas	2,189,940	1.7
7,800		PPR	1,464,932	1.1
29,437		Renault S.A.	1,598,674	1.2
25,843		Sanofi-Aventis SA	2,450,702	1.8
46,957	@	Societe Generale	1,785,430	1.3
6,527		Technip S.A.	754,760	0.6
30,853		Total S.A.	1,605,380	1.2
		14,915,870		11.2

		Germany: 9.4%
15,280		BASF AG	1,444,883	1.1
21,450		Bayer AG	2,045,522	1.5
17,143		Bayerische Motoren Werke AG	1,668,212	1.3
92,843		Deutsche Post AG	2,044,925	1.5
81,198		Deutsche Telekom AG	924,274	0.7
63,506		E.ON AG	1,191,127	0.9
29,756		Siemens AG	3,253,854	2.4
		12,572,797		9.4

		Hong Kong: 4.0%
266,100		AIA Group Ltd.	1,055,442	0.8
270,600		Esprit Holdings Ltd.	383,690	0.3
151,500		Power Assets Holdings Ltd.	1,299,804	1.0
214,000		Wharf Holdings Ltd.	1,705,521	1.3
249,000		Yue Yuen Industrial Holdings	842,168	0.6
		5,286,625		4.0

		Italy: 4.8%
348,450		Enel S.p.A.	1,449,379	1.1
86,161		ENI S.p.A.	2,110,742	1.6
135,149		Fiat Industrial SpA	1,480,643	1.1
1,498,335		Telecom Italia S.p.A.	1,359,096	1.0
		6,399,860		4.8

		Japan: 20.2%
24,400	L	Canon, Inc.	945,738	0.7
210,000		Dynam Japan Holdings Co. Ltd.	371,185	0.3
389,112		Hitachi Ltd.	2,289,733	1.7
38,000		Honda Motor Co., Ltd.	1,407,316	1.1
70,800		Hoya Corp.	1,395,039	1.1
150		Inpex Holdings, Inc.	802,254	0.6
67,800		Japan Tobacco, Inc.	1,915,308	1.4
46,000		JGC Corp.	1,433,428	1.1
53,200		Komatsu Ltd.	1,365,133	1.0
55,000		Mitsubishi Estate Co., Ltd.	1,316,739	1.0
75,500		Nissan Motor Co., Ltd.	716,410	0.5
145,000		Nomura Holdings, Inc.	858,297	0.6
87,500		Omron Corp.	2,100,293	1.6
14,220		ORIX Corp.	1,606,270	1.2
37,600		Seven & I Holdings Co., Ltd.	1,059,973	0.8
75,000		Sumitomo Mitsui Financial Group, Inc.	2,725,636	2.0
74,300		Tokio Marine Holdings, Inc.	2,069,944	1.6
33,100		Tokyo Electron Ltd.	1,526,614	1.1
23,100		Toyota Motor Corp.	1,078,681	0.8
		26,983,991		20.2

		Netherlands: 7.9%
32,839		European Aeronautic Defence and Space Co. NV	1,294,561	1.0
15,298		Koninklijke DSM NV	932,352	0.7
74,771		Koninklijke Philips Electronics NV	1,979,962	1.5
128,392		Royal Dutch Shell PLC - Class A	4,456,533	3.3
49,642		Unilever NV	1,899,492	1.4
		10,562,900		7.9

		New Zealand: 0.9%
648,468		Telecom Corp. of New Zealand Ltd.	1,227,426	0.9

		Norway: 1.2%
61,236		Statoil ASA	1,543,430	1.2

		Singapore: 3.1%
154,000		Oversea-Chinese Banking Corp.	1,240,930	0.9
517,000		Singapore Telecommunications Ltd.	1,406,772	1.1
89,100		United Overseas Bank Ltd.	1,461,600	1.1
		4,109,302		3.1

		Spain: 0.9%
69,684		Gas Natural SDG S.A.	1,256,224	0.9

		Sweden: 1.0%
130,151		Telefonaktiebolaget LM Ericsson	1,314,688	1.0

		Switzerland: 5.8%
29,515		Nestle S.A.	1,925,661	1.4
33,147		Novartis AG	2,094,005	1.6
18,626		Roche Holding AG - Genusschein	3,765,827	2.8
		7,785,493		5.8

		United Kingdom: 21.6%
576,579		Barclays PLC	2,504,660	1.9
96,076		BHP Billiton PLC	3,388,952	2.5
29,200		BP PLC ADR	1,215,888	0.9
19,600	@	Ensco PLC	1,161,888	0.9
99,869		GlaxoSmithKline PLC	2,174,389	1.6
276,751		HSBC Holdings PLC	2,932,682	2.2
29,827		Imperial Tobacco Group PLC	1,156,445	0.9
657,481		Legal & General Group PLC	1,576,561	1.2
2,686,551	@	Lloyds TSB Group PLC	2,140,910	1.6
108,809		Rexam PLC	778,553	0.6
54,951		Rio Tinto PLC	3,205,069	2.4
354,444		Tesco PLC	1,952,492	1.5
1,346,232		Vodafone Group PLC	3,388,840	2.5
83,251		WPP PLC	1,216,235	0.9
		28,793,564		21.6

		United States: 1.8%
45,600		Coca-Cola Enterprises, Inc.	1,446,888	1.1
30,700	@	Rowan Companies PLC	959,989	0.7
		2,406,877		1.8

	Total Common Stock
	(Cost $121,585,457)	132,343,456		99.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
		Securities Lending Collateralcc(1): 0.7%
974,058		BNP Paribas Bank, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $974,069, collateralized by various U.S. Government Agency Obligations, 3.000%-3.500%, Market Value plus accrued interest $993,539, due 09/15/42-11/15/42)	974,058	0.7
10,560		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.14%, due 01/02/13 (Repurchase Amount $10,560, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $10,771, due 08/09/13-04/18/36)	10,560	0.0
		984,618		0.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.5%
608,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $608,000)	608,000	0.5

Total Investments in Securities (Cost $123,178,075)	$133,936,074	100.3
Liabilities in Excess of Other Assets	(457,575)	(0.3)
Net Assets	$133,478,499	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $124,265,405.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,489,760
Gross Unrealized Depreciation	(3,819,091)
Net Unrealized Appreciation	$9,670,669

Sector Diversification	Percentage of Net Assets
Financials	26.8%
Energy	11.0
Industrials	9.6
Health Care	9.3
Materials	8.5
Consumer Staples	8.5
Consumer Discretionary	8.1
Information Technology	7.2
Telecommunication Services	6.2
Utilities	3.9
Short-Term Investments	1.2
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$1,671,163	$—	$1,671,163
Belgium	—	1,902,420	—	1,902,420
Canada	822,735	—	—	822,735
China	—	1,216,172	—	1,216,172
Denmark	—	1,571,919	—	1,571,919
France	—	14,915,870	—	14,915,870
Germany	—	12,572,797	—	12,572,797
Hong Kong	—	5,286,625	—	5,286,625
Italy	—	6,399,860	—	6,399,860
Japan	371,185	26,612,806	—	26,983,991
Netherlands	—	10,562,900	—	10,562,900
New Zealand	—	1,227,426	—	1,227,426
Norway	—	1,543,430	—	1,543,430
Singapore	—	4,109,302	—	4,109,302
Spain	—	1,256,224	—	1,256,224
Sweden	—	1,314,688	—	1,314,688
Switzerland	—	7,785,493	—	7,785,493
United Kingdom	2,377,776	26,415,788	—	28,793,564
United States	2,406,877	—	—	2,406,877
Total Common Stock	5,978,573	126,364,883	—	132,343,456
Short-Term Investments	608,000	984,618	—	1,592,618
Total Investments, at fair value	$6,586,573	$127,349,501	$—	$133,936,074

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.
See Accompanying Notes to Financial Statements

ING MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 25.6%
473,651		Brinker International, Inc.	14,678,444	1.3
640,380	@	Delphi Automotive PLC	24,494,535	2.2
383,640	@	Discovery Communications, Inc. - Class A	24,353,467	2.1
515,350		Foot Locker, Inc.	16,553,042	1.5
621,730		Gap, Inc.	19,298,499	1.7
336,360		Harley-Davidson, Inc.	16,427,822	1.5
102,109	@	Liberty Media Corp. - Liberty Capital	11,845,665	1.0
669,810	@,L	Lions Gate Entertainment Corp.	10,984,884	1.0
462,134		Macy's, Inc.	18,032,469	1.6
189,310	@	The Madison Square Garden, Inc.	8,395,899	0.7
319,140	@	Michael Kors Holdings Ltd.	16,285,714	1.4
787,680		Newell Rubbermaid, Inc.	17,541,634	1.5
231,160	@	Penn National Gaming, Inc.	11,352,268	1.0
265,680		Petsmart, Inc.	18,156,571	1.6
173,780		Ross Stores, Inc.	9,410,187	0.8
193,440		Scripps Networks Interactive - Class A	11,204,045	1.0
187,770		Six Flags Entertainment Corp.	11,491,524	1.0
150,340	@	Ulta Salon Cosmetics & Fragrance, Inc.	14,772,408	1.3
296,014		Wyndham Worldwide Corp.	15,750,905	1.4
		291,029,982		25.6

		Consumer Staples: 6.1%
175,278		Beam, Inc.	10,707,733	0.9
713,260		Coca-Cola Enterprises, Inc.	22,631,740	2.0
167,290		JM Smucker Co.	14,427,090	1.3
237,340		Whole Foods Market, Inc.	21,676,262	1.9
		69,442,825		6.1

		Energy: 6.3%
395,470	@	Cameron International Corp.	22,328,236	2.0
898,940	@	Denbury Resources, Inc.	14,562,828	1.3
398,040	@	Oasis Petroleum, Inc.	12,657,672	1.1
296,460		Range Resources Corp.	18,626,582	1.6
121,850	@	Southwestern Energy Co.	4,071,009	0.3
		72,246,327		6.3

		Financials: 8.0%
101,890	@	Affiliated Managers Group, Inc.	13,260,984	1.2
182,650		Ameriprise Financial, Inc.	11,439,370	1.0
802,430		Fifth Third Bancorp.	12,188,912	1.1
177,590		Marsh & McLennan Cos., Inc.	6,121,527	0.5
498,442		Nasdaq Stock Market, Inc.	12,466,034	1.1
243,780		T. Rowe Price Group, Inc.	15,877,391	1.4
334,290		Tanger Factory Outlet Centers, Inc.	11,432,718	1.0
363,940		UDR, Inc.	8,654,493	0.7
		91,441,429		8.0

		Health Care: 14.0%
332,180		Agilent Technologies, Inc.	13,599,449	1.2
197,430	@	Alexion Pharmaceuticals, Inc.	18,520,908	1.6
163,340		Cooper Cos., Inc.	15,105,683	1.3
420,680	@	HCA Holdings, Inc.	12,691,916	1.1
139,390	@	Henry Schein, Inc.	11,215,319	1.0
149,290	@	Laboratory Corp. of America Holdings	12,931,500	1.1
256,160	@	Myriad Genetics, Inc.	6,980,360	0.6
86,077		Perrigo Co.	8,954,590	0.8
44,500	@	Regeneron Pharmaceuticals, Inc.	7,612,615	0.7
405,650		Resmed, Inc.	16,862,871	1.5
175,860	@	Salix Pharmaceuticals Ltd.	7,118,813	0.6
170,430	@	Vertex Pharmaceuticals, Inc.	7,147,834	0.6
244,626	@	Watson Pharmaceuticals, Inc.	21,037,836	1.9
		159,779,694		14.0

		Industrials: 16.6%
247,770		Acuity Brands, Inc.	16,781,462	1.5
520,623		Ametek, Inc.	19,559,806	1.7
210,970	@	BE Aerospace, Inc.	10,421,918	0.9
340,610		Equifax, Inc.	18,433,813	1.6
109,750		Flowserve Corp.	16,111,300	1.4
99,415	@	IHS, Inc.	9,543,840	0.8
243,421		Nordson Corp.	15,364,734	1.4
272,320		Pall Corp.	16,410,003	1.5
195,901		Regal-Beloit Corp.	13,805,143	1.2
205,322		Roper Industries, Inc.	22,889,297	2.0
519,180		Waste Connections, Inc.	17,543,092	1.5
177,393	@	Wesco International, Inc.	11,961,610	1.1
		188,826,018		16.6

		Information Technology: 15.8%
377,720		Analog Devices, Inc.	15,886,903	1.4
615,200	@	Autodesk, Inc.	21,747,320	1.9
399,640		Broadcom Corp.	13,272,044	1.2
192,090	@	F5 Networks, Inc.	18,661,543	1.7
627,220		Flir Systems, Inc.	13,993,278	1.2
98,170	@	Gartner, Inc.	4,517,783	0.4
417,665		Intuit, Inc.	24,851,068	2.2
816,570	@	Juniper Networks, Inc.	16,061,932	1.4
680,434	@	NetApp, Inc.	22,828,561	2.0
150,730	@	Teradata Corp.	9,328,680	0.8
519,610		Xilinx, Inc.	18,653,999	1.6
		179,803,111		15.8

		Materials: 4.6%
313,670		Eastman Chemical Co.	21,345,244	1.9
524,460		Packaging Corp. of America	20,175,976	1.7
819,937		Steel Dynamics, Inc.	11,257,735	1.0
		52,778,955		4.6

		Telecommunication Services: 1.7%
269,090	@	SBA Communications Corp.	19,110,772	1.7

	Total Common Stock
	(Cost $989,670,946)	1,124,459,113		98.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
		Securities Lending Collateralcc(1): 1.0%
2,555,815		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $2,555,857, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $2,606,931, due 08/01/27-01/01/43)	2,555,815	0.3
2,555,815		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $2,555,843, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,606,932, due 10/01/16-12/20/42)	2,555,815	0.2
2,555,815		Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $2,555,857, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,606,931, due 06/14/13-12/01/42)	2,555,815	0.2
537,894		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $537,899, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $548,653, due 10/31/17-08/15/22)	537,894	0.1
2,555,815		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $2,555,841, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $2,606,932, due 08/09/13-06/20/42)	2,555,815	0.2
		10,761,154		1.0

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.3%
14,940,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $14,940,000)	14,940,000	1.3

Total Short-Term Investments
(Cost $25,701,154)	25,701,154	2.3

Total Investments in Securities (Cost $1,015,372,100)	$1,150,160,267	101.0
Liabilities in Excess of Other Assets	(11,717,596)	(1.0)
Net Assets	$1,138,442,671	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $1,017,989,959.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$148,411,223
Gross Unrealized Depreciation	(16,240,915)
Net Unrealized Appreciation	$132,170,308

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$1,124,459,113	$—	$—	$1,124,459,113
Short-Term Investments	14,940,000	10,761,154	—	25,701,154
Total Investments, at fair value	$1,139,399,113	$10,761,154	$—	$1,150,160,267

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
See Accompanying Notes to Financial Statements

ING SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 18.1%
119,900	@	Aeropostale, Inc.	1,559,899	0.7
4,750		Arbitron, Inc.	221,730	0.1
55,361	@	Arctic Cat, Inc.	1,848,504	0.8
37,300	@	Bally Technologies, Inc.	1,667,683	0.8
29,600		Cheesecake Factory	968,512	0.4
36,600	@	Childrens Place Retail Stores, Inc.	1,621,014	0.7
60,066		Cinemark Holdings, Inc.	1,560,515	0.7
89,809		Cooper Tire & Rubber Co.	2,277,556	1.0
109,300		Dana Holding Corp.	1,706,173	0.8
117,000	@	Express, Inc.	1,765,530	0.8
98,500		Finish Line	1,864,605	0.8
29,300		Gildan Activewear, Inc.	1,071,794	0.5
36,299	@	Hibbett Sporting Goods, Inc.	1,912,957	0.9
77,032	@,L	Imax Corp.	1,731,679	0.8
65,600	@	Jack in the Box, Inc.	1,876,160	0.9
47,151	@	Life Time Fitness, Inc.	2,320,301	1.0
50,956	@	LKQ Corp.	1,075,172	0.5
18,107	@,L	Lumber Liquidators	956,593	0.4
60,300		Monro Muffler, Inc.	2,108,691	1.0
54,596		OfficeMax, Inc.	532,857	0.2
44,118		Pool Corp.	1,867,074	0.8
73,800	@	Sally Beauty Holdings, Inc.	1,739,466	0.8
116,700	@,L	Smith & Wesson Holding Corp.	984,948	0.4
30,858	@	Steiner Leisure Ltd.	1,487,047	0.7
33,394		Vail Resorts, Inc.	1,806,281	0.8
81,233	@	Wet Seal, Inc.	224,203	0.1
29,494		Wyndham Worldwide Corp.	1,569,376	0.7
		40,326,320		18.1

		Consumer Staples: 2.0%
36,100		Casey's General Stores, Inc.	1,916,910	0.9
30,500	@	Elizabeth Arden, Inc.	1,372,805	0.6
52,450		Flowers Foods, Inc.	1,220,512	0.5
		4,510,227		2.0

		Energy: 6.0%
85,741	@	Bill Barrett Corp.	1,525,332	0.7
67,000	@,L	C&J Energy Services, Inc.	1,436,480	0.6
84,000	@	Carrizo Oil & Gas, Inc.	1,757,280	0.8
28,200	@	Dril-Quip, Inc.	2,060,010	0.9
143,700	@	Key Energy Services, Inc.	998,715	0.4
38,300	@	Rosetta Resources, Inc.	1,737,288	0.8
81,200	@	Swift Energy Co.	1,249,668	0.6
37,600	@	Unit Corp.	1,693,880	0.8
20,700		World Fuel Services Corp.	852,219	0.4
		13,310,872		6.0

		Financials: 9.5%
14,900	@	Affiliated Managers Group, Inc.	1,939,235	0.9
60,600		Colony Financial, Inc.	1,181,700	0.5
54,200		Coresite Realty Corp.	1,499,172	0.7
62,250	@	DFC Global Corp.	1,152,248	0.5
69,633	@	Financial Engines, Inc.	1,932,316	0.9
18,200		First American Financial Corp.	438,438	0.2
201,779		Hersha Hospitality Trust	1,008,895	0.5
30,300		Home Properties, Inc.	1,857,693	0.8
21,862	@	Portfolio Recovery Associates, Inc.	2,336,173	1.1
26,376	@	Signature Bank	1,881,664	0.8
59,359	@	Stifel Financial Corp.	1,897,707	0.9
33,100	@	SVB Financial Group	1,852,607	0.8
60,500		Tanger Factory Outlet Centers, Inc.	2,069,100	0.9
		21,046,948		9.5

		Health Care: 18.1%
38,500	@	Acorda Therapeutics, Inc.	957,110	0.4
57,500	@	Align Technology, Inc.	1,595,625	0.7
8,600	@	BioMarin Pharmaceuticals, Inc.	423,550	0.2
12,885	@	Bio-Rad Laboratories, Inc.	1,353,569	0.6
35,354	@	Centene Corp.	1,449,514	0.6
31,500		Chemed Corp.	2,160,585	1.0
41,200	@	Cubist Pharmaceuticals, Inc.	1,732,872	0.8
46,684	@	Haemonetics Corp.	1,906,575	0.9
106,431	@	Healthsouth Corp.	2,246,758	1.0
54,800	@	Impax Laboratories, Inc.	1,122,852	0.5
40,500	@,L	Incyte Corp., Ltd.	672,705	0.3
86,100	@,L	InterMune, Inc.	834,309	0.4
28,970	@	IPC The Hospitalist Co., Inc.	1,150,399	0.5
51,100	@	Luminex Corp.	856,436	0.4
80,100	@	Masimo Corp.	1,682,901	0.8
47,700	@	Medicines Co.	1,143,369	0.5
21,144	@	Mednax, Inc.	1,681,371	0.8
95,200	@	Merit Medical Systems, Inc.	1,323,280	0.6
39,000	@	Momenta Pharmaceuticals, Inc.	459,420	0.2
28,220	@	Nektar Therapeutics	209,110	0.1
26,218	@	Neogen Corp.	1,188,200	0.5
45,000	@	Omnicell, Inc.	669,150	0.3
36,624	@,L	OncoGenex Pharmaceutical, Inc.	480,507	0.2
5,632	@	Onyx Pharmaceuticals, Inc.	425,385	0.2
82,600	@	Optimer Pharmaceuticals, Inc.	747,530	0.3
59,750		Owens & Minor, Inc.	1,703,472	0.8
42,409	@	PSS World Medical, Inc.	1,224,772	0.5
15,000	@	Salix Pharmaceuticals Ltd.	607,200	0.3
30,700	@,L	Seattle Genetics, Inc.	712,240	0.3
37,373		Steris Corp.	1,297,964	0.6
49,969	@	Theravance, Inc.	1,112,810	0.5
23,500	@	Thoratec Corp.	881,720	0.4
31,218		Universal Health Services, Inc.	1,509,390	0.7
141,422	@	Vical, Inc.	411,538	0.2
64,400	@,L	Vivus, Inc.	864,248	0.4
28,100	@	WellCare Health Plans, Inc.	1,368,189	0.6
		40,166,625		18.1

		Industrials: 16.6%
78,535		Actuant Corp.	2,191,912	1.0
40,700		Acuity Brands, Inc.	2,756,611	1.2
6,812	@	Allegiant Travel Co.	500,069	0.2
27,930	@	Clean Harbors, Inc.	1,536,429	0.7
26,800		Corporate Executive Board Co.	1,271,928	0.6
49,400	@	EnPro Industries, Inc.	2,020,460	0.9
25,900	@	Genesee & Wyoming, Inc.	1,970,472	0.9
30,614		Geo Group, Inc.	863,315	0.4
51,445		Gorman-Rupp Co.	1,534,604	0.7
53,451		Healthcare Services Group	1,241,667	0.6
59,250	@	HUB Group, Inc.	1,990,800	0.9
39,600	@	Huron Consulting Group, Inc.	1,334,124	0.6
144,000		Knight Transportation, Inc.	2,106,720	0.9
22,048		Regal-Beloit Corp.	1,553,722	0.7
56,700		Simpson Manufacturing Co., Inc.	1,859,193	0.8
24,303	@	SYKES Enterprises, Inc.	369,892	0.2
29,100	@	Teledyne Technologies, Inc.	1,893,537	0.8
43,300		Toro Co.	1,861,034	0.8
71,630	@	TrueBlue, Inc.	1,128,172	0.5
62,663		Waste Connections, Inc.	2,117,383	1.0
19,100		Watsco, Inc.	1,430,590	0.6
34,000		Watts Water Technologies, Inc.	1,461,660	0.7
52,290		Woodward Governor Co.	1,993,818	0.9
		36,988,112		16.6

		Information Technology: 21.5%
82,189	@	Advanced Energy Industries, Inc.	1,135,030	0.5
26,507	@	Ansys, Inc.	1,784,981	0.8
116,900	@	Aruba Networks, Inc.	2,425,675	1.1
101,600	@	Aspen Technology, Inc.	2,808,224	1.3
114,547	@,L	Bankrate, Inc.	1,426,110	0.6
86,745		Blackbaud, Inc.	1,980,388	0.9
84,833	@	Cardtronics, Inc.	2,013,935	0.9
30,390	@	Coherent, Inc.	1,538,342	0.7
5,900	@	Commvault Systems, Inc.	411,289	0.2
43,500	@	DealerTrack Holdings, Inc.	1,249,320	0.6
58,200	@	Exa Corp.	566,286	0.2
45,600	@	ExactTarget, Inc.	912,000	0.4
140,562	@	Formfactor, Inc.	640,963	0.3
247,371	@	Integrated Device Technology, Inc.	1,805,808	0.8
49,900		j2 Global, Inc.	1,525,942	0.7
40,500	@	Liquidity Services, Inc.	1,654,830	0.7
62,900	@	LogMeIn, Inc.	1,409,589	0.6
47,989	@	Micros Systems, Inc.	2,036,653	0.9
51,700		MKS Instruments, Inc.	1,332,826	0.6
62,846	@	Monolithic Power Systems, Inc.	1,400,209	0.6
65,713		National Instruments Corp.	1,696,053	0.8
111,600	@	Parametric Technology Corp.	2,512,116	1.1
39,700		Pegasystems, Inc.	900,396	0.4
49,571	@	Plexus Corp.	1,278,932	0.6
190,800	@	PMC - Sierra, Inc.	994,068	0.4
103,300	@	Polycom, Inc.	1,080,518	0.5
73,500	@	QLIK Technologies, Inc.	1,596,420	0.7
75,400	@	Riverbed Technolgoy, Inc.	1,486,888	0.7
56,463	@	SciQuest, Inc.	895,503	0.4
77,100	@	Semtech Corp.	2,232,045	1.0
63,750	@	Synaptics, Inc.	1,910,588	0.9
60,600	@	Synchronoss Technologies, Inc.	1,278,054	0.6
		47,919,981		21.5

		Materials: 4.1%
43,006		Buckeye Technologies, Inc.	1,234,702	0.6
88,100		Commercial Metals Co.	1,309,166	0.6
57,700		HB Fuller Co.	2,009,114	0.9
163,526		Hecla Mining Co.	953,357	0.4
39,288		Minerals Technologies, Inc.	1,568,377	0.7
76,500		Worthington Industries	1,988,235	0.9
		9,062,951		4.1

	Total Common Stock
	(Cost $193,166,625)	213,332,036		95.9

EXCHANGE-TRADED FUNDS: 2.1%
48,207		iShares Russell 2000 Growth Index Fund	4,594,609	2.1

	Total Exchange-Traded Funds
	(Cost $4,354,485)	4,594,609		2.1

	Total Long-Term Investments
	(Cost $197,521,110)	217,926,645		98.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.1%
		Securities Lending Collateralcc(1): 2.9%
1,540,414		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,540,439, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,571,222, due 08/01/27-01/01/43)	1,540,414	0.7
1,540,414		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,540,431, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,571,222, due 10/01/16-12/20/42)	1,540,414	0.7
324,197		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $324,200, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $330,682, due 10/31/17-08/15/22)	324,197	0.1
1,540,414		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,540,430, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,571,223, due 08/09/13-06/20/42)	1,540,414	0.7
1,540,414		Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,540,444, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,571,222, due 03/10/14-12/20/42)	1,540,414	0.7
		6,485,853		2.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.2%
4,796,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $4,796,000)	4,796,000	2.2

Total Short-Term Investments
(Cost $11,281,853)	11,281,853	5.1

Total Investments in Securities (Cost $208,802,963)	$229,208,498	103.1
Liabilities in Excess of Other Assets	(6,785,713)	(3.1)
Net Assets	$222,422,785	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $211,223,488.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$30,083,755
Gross Unrealized Depreciation	(12,098,745)
Net Unrealized Appreciation	$17,985,010

VPAR-UVPTADVISS2 (1212-021513)

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.
(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the

16

registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	ING Variable Products Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2013

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	March 6, 2013

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